Exhibit 99.2
Filed pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934, as amended
Filing Person: Griffin Capital Essential Asset REIT
Subject Company: Signature Office REIT
Commission File No.: 000-54248
FOR IMMEDIATE RELEASE

COMPANY CONTACT: Doug Williams (770) 243-8124 Media.Relations@signaturereit.com

Signature Office REIT Announces Proposed Merger with
Griffin Capital Essential Asset REIT

NORCROSS, Ga. (November 24, 2014) – Signature Office REIT (Signature) today announced that it has entered into a definitive merger agreement with Griffin Capital Essential Asset REIT (Griffin) under which each share of Signature will be exchanged for shares of Griffin.

Under the terms of the merger, for each share of common stock owned, Signature stockholders will receive 2.04 shares of Griffin common stock.

Upon consummation, this merger will create a premier office and industrial REIT focused on business essential properties with a capitalization of approximately $3 billion based on gross proceeds raised in each company’s respective equity offerings, plus outstanding debt.

Frank Bishop, Chairman of the Board of Directors of Signature, commented on the proposed merger, stating “We are excited about the opportunity to merge our company with Griffin. We believe the proposed transaction is in the best long-term interest of our stockholders, allowing them to be part of a company with greater scale, size and diversification. The combined company will have a portfolio of 69 properties in 21 states with strong occupancy and consisting largely of single-tenant, net lease office properties. We believe the combined company will be well-positioned for growth and the execution of a successful liquidity event in the future.”

In addition to certain customary closing conditions, including the filing of a Registration Statement on S-4, the merger agreement is subject to the approval by the stockholders of Signature. The companies will provide additional information in a joint proxy statement/prospectus relating to the proposed transaction. The companies anticipate that the joint proxy statement/prospectus will be distributed to stockholders in the next few months and do not expect to comment further until that time.

The merger is expected to close during the first half of 2015.

Advisors

The Eastdil Secured group of Wells Fargo Securities, LLC and Houlihan Lokey Financial Advisors, Inc. acted as financial advisors to Signature. DLA Piper serves as legal counsel to Signature and Rogers & Hardin LLP serves as legal counsel to Signature’s Board of Directors.

About Signature Office REIT, Inc.

Signature Office REIT is a self-managed, non-traded, public real estate investment trust focused primarily on core office real estate. Currently, the Signature Office REIT portfolio includes 15 office buildings in 8 states, covering more than 2.6 million square feet. For information on Signature Office REIT, visit www.SignatureREIT.com.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of Signature and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the expected timing of completion of the proposed merger. These statements are based on current expectations, and actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the merger or failure to satisfy other conditions to completion of the merger; (3) the inability to complete the merger within the expected time period or at all, including due to the failure to obtain the approval of the Signature stockholders or the failure to satisfy other conditions to completion of the merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; (4) risks related to disruption of management's attention from the ongoing business operations due to the proposed merger; (5) the effect of the announcement of the merger on Griffin’s or Signature's relationships with their respective customers, tenants, lenders, operating results and businesses generally; (6) the performance of the respective portfolios generally; (7) the ability to execute upon, and realize any benefits from, potential value creation opportunities through strategic transactions and relationships in the future or at all; (8) the ability to realize upon attractive investment opportunities; and (9) future cash available for distribution. Neither Signature nor Griffin guarantees that the assumptions underlying such forward-looking statements are free from errors. Discussions of additional important factors and assumptions are contained in Signature’s and Griffin’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on

Form 10-K for the year ended December 31, 2013. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Signature and Griffin will file with the SEC in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, Signature does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. Griffin and Signature expect to prepare and file with the SEC a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY GRIFFIN AND SIGNATURE IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GRIFFIN, SIGNATURE AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing Signature’s website (http://www.signaturereit.com) or by accessing Griffin’s website (http://www. griffincapital.com/griffin-capital-essential-asset-reit). Investors may also read and copy any reports, statements and other information filed by Griffin or Signature with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding Signature’s directors and executive officers is available in its proxy statement filed with the SEC by Signature on May 20, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding Griffin’s directors and executive officers is available in its proxy statement filed with the SEC by Griffin on April 18, 2014 in connection with its 2014 annual meeting of stockholders. Certain directors and executive officers of Signature and other persons may have direct or indirect interests in the merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments and retention bonuses if their employment is terminated prior to or following the merger. If and to the extent that any of the Signature participants will receive any additional benefits in connection with the merger, the details of those benefits will be described in the joint proxy statement/prospectus relating to the merger. Investors and security holders may obtain additional information regarding the direct and indirect interests of Signature and its executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the merger when it becomes available.